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                                                                      ITEM 10.4

                              CONSULTING AGREEMENT


         This Consulting Agreement (the "Agreement") is entered into as of this 3rd day of November, 1995, by and among Thomas E. Waite and Associates, Inc. A Florida corporation ("Consultant") with corporate office at 106 Ridge Road, Lake Mary, Florida 32746 and Harvard Scientific Corp., a Nevada corporation ("Harvard"), with corporate offices at 1601 East Flamingo, Suite 18, Las Vegas, Nevada 89119.

         WHEREAS, Harvard desires to engage Consultant to perform certain services including public relations services on its behalf and to advise Harvard on certain business opportunities; and

         WHEREAS, Consultant has represented that it has the expertise to perform those certain services which will enhance the growth and value of Harvard;

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties hereto agree as follows;

1.       REPRESENTATIONS OF HARVARD.  Harvard represents and warrants that;

         (a) Harvard the full power and authority to execute and deliver this Agreement, and to perform all of its obligations herein.

         (b) All news releases or other publicity about Harvard will be coordinated with the Consultant and will be issued in accordance with the legal requirements of a public company.

         (C) Harvard shall approve or disapprove within 48 hours the issuance of all press releases and any other material representations about Harvard suggested by Consultant.

         (d) The common stock of Harvard to be issued to Consultant as compensation shall be properly authorized, issued and registered under the Securities Act of 1933, on a Form S-8 registration statement or other appropriate form.


2. REPRESENTATIONS OF CONSULTANT. Consultant represents and warrants that:

         (a) Consultant has the full power and authority to execute and deliver this Agreement, and to perform all of its obligations herein.

         (b) Consultant shall limit his representations about Harvard to facts disclosed by Harvard to Consultant.


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3.       SERVICES TO BE PERFORMED.  Consultant agrees to provide the following services on behalf of Harvard from the date this Agreement is signed until November 2. 1997;

         (a) Consultant shall open channels of distribution for Harvard's products throughout the world;

         (b) Consultant shall provide input on Harvard's marketing and sales plans and distribution agreements;

         (c) Consultant shall review, advise and have input on Harvard's distribution agreements;

         (d) Consultant shall provide advise and assistance to Harvard with regard to public relations, mergers, acquisitions and other business opportunities;

         (e) Consultant shall provide public relations services to Harvard and shall advise Harvard regarding press releases and communications with the investment community, including mutual funds, money manages, investors and brokerage firms;

         (f) Consultant shall write and release all press releases and public announcements in coordination with Harvard and Harvard's legal counsel;

         (g) Consultant shall coordinate press conferences with general media, newspapers, trade publications, magazines financial news letters, investments advisory reports, wire services such as Dow Jones, Reuters, and Bloomberg, and financial television and radio programs; and

         (h) Consultant shall act as Harvard's spokesperson to the investment community.


4. TERMS OF THIS AGREEMENT. This Agreement shall be binding and in effect from the date this Agreement is signed through November 2, 1997.

5.       COMPENSATION.

         (a) Base Compensation. As compensation for Consultant's services, Harvard shall transfer to Consultant 350,000 shares of free-trading Harvard common stock. These shares shall be delivered to Consultant simultaneously with the execution of this Agreement. Harvard shall immediately undertake to register such shares under the Securities Act of 1933 on Form 2-8 or any other available for, at Harvard's sole costs and expense. On the date of this Agreement, shares of Harvard are quoted at 2 5/8 bid on the Bulletin Board of the National Association of Securities Dealers, Inc.

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         (b)      Bonus Compensation. The Board of Directors of Harvard shall, from time to time, review the activities of Consultant with a view towards bonus compensation which may be awarded such compensation may take the form of cash, common stock or other property, and shall be commensurate with the services rendered by Consultant on behalf of Harvard and the value thereby added to Harvard and to its stockholders.

6. EXPENSES. Harvard shall be responsible during the entire term of this Agreement for all of its own expenses incurred in connection with this Agreement. Harvard shall reimburse Consultant for any and all out-of-pocket expenses incurred by Consultant in the performance of this Agreements and its activities for Harvard, provided however, that to the extent that such expenses exceed $10,000 in any month, such excess expenses hall be pre-approved in writing by Harvard, by its then--Chief Executive Officer. Consultant shall provide Harvard with receipts and/or vouchers for all expenses.


7. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and personally delivered or sent by registered or certified mail to the following addresses:


         If to Harvard:                     Harvard Scientific Corp.
                                            1601 East Flamingo, Suite 18
                                            Las Vegas, Nevada 89119

         Copy to:                           Jody M. Walker, Esquire
                                            7841 South Garfield Way
                                            Littleton, Colorado 80122

         If to Consultant:                  Thomas E. Waite & Associates, Inc.
                                            106 Ridge Road
                                            Lake Mary, Florida 32746

         Copy to:                           Victor L. Chapman, Esquire
                                            Barretto Chapman & Ruta, P.A.
                                            940 Highland Avenue
                                            Orlando, Florida 32803



Provided, however, that neither party hereto may, from time to time give to the other party written notice, in the manner provided for herein, of some other address to which communications to such party shall be Bent, in which event notices to such party shall be personally delivered or sent by registered or certified mail to such address. Notice shall be deemed effectively given hereunder when personally delivered or deposited in the United States mail postage prepaid, registered or certified, return receipt requested, or transmittal by overnight receipted courier as the case may be.


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8.       LEGAL FEES. Subject to the rights of indemnification and release contained herein, in the event of any legal action or proceeding instituted with respect to this Agreement, the party prevailing in such action or proceeding shall be entitled to collect from the non-prevailing in such action or proceeding shall be entitled to collect from the non-prevailing party reasonable attorney fees, paralegal fees, law clerk fees and other legal cost and expenses, whether incurred at or before trial, and whether incurred at the trial level or in any appellate proceeding.

9. BINDING EFFECT, ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective personal representative, heirs, spouses, beneficiaries, successors and permitted assigns. Neither party to this Agreement may assign such party's rights or obligations hereunder without the prior written consent of the other party.

10. COMPLETE ASSIGNMENT. This Agreement constitutes the complete understanding between the parties with respect to the subject matter hereof. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters covered herein and supersedes all prior or contemporaneous agreements, negotiations, representations or discussions with respect to such subject matter. This Agreement may not be amended or modified except by a written instrument executed by parties hereto.

11. GOVERNING LAW. This Agreement and performance hereunder shall be governed by and construed in accordance with the laws of the State of Florida. In the event of any legal or equitable action arising under this Agreement, the parties hereto hereby agree that the courts of the State of Florida shall have sole and exclusive jurisdiction and venue over any such action and hereby consent to such jurisdiction.

12. FURTHER ACTIONS. Each party to this Agreement shall take such further actions to execute, file, record, publish and deliver such additional certificates, instruments, agreements and other documents as the other party from time to time, reasonably request in order to effectuate the transfer contemplated herein, or otherwise to accomplish the purposes of this Agreement.

13. WAIVER. No waiver of any breach of any term or condition of this Agreement shall be deemed to be a waiver of any subsequent breach of any term or condition of a like or different nature.

14. SEVERABILITY. If any provision of this Agreement shall be held invalid or unenforceable, such validity or unenforceability shall not, if possible, affect the validity or enforceability of any other provision of this Agreement, and this Agreement shall, if possible, be


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         construed and enforced in all respects are if such invalid or unenforceable provision had not been contained herein.

15. DRAFTSMANSHIP. The fact that one of the parties may have drafts or structured any provision hereof shall not be considered in construing the particular provision either in favor of, or against, such party.

16. COUNTERPARTS. This Agreement may be executed simultaneously in several counterparts, each of which shall be deemed an original, but al of which shall only constitute one instrument. Facsimile signatures are acceptable.

         IN WITNESS WHEREOF, each of the parties having agreed to the above mentioned terms and conditions have hereunder set their hands and seals as of this 3rd day of August, 1995.

                                           THOMAS E. WAITE & ASSOCIATES, INC.



                                            By: /s/ THOMAS E. WAITE
                                               ---------------------------------
                                               Thomas E. Waite - President


                                            HARVARD SCIENTIFIC CORP.



                                            By: /s/ REX A. MORDEN
                                               ---------------------------------
                                               Director

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